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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


                       Date of Report: December 31, 1996
               Date of earliest event reported: September 9, 1996





                       CHADMOORE WIRELESS GROUP, INC.
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           (Exact name of registrant as specified in its charter)




        Colorado                       0-20999                    84-1058165
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(State or other jurisdiction           (Commission              (IRS Employer
      of incorporation)                File Number)          Identification No.)



        4720 Polaris Street, Las Vegas, Nevada                       89103
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       (Address of principal executive offices)                    (Zip Code)



Registrant's telephone number, including area code:          (702) 891-5255
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       (Former name or former address, if changed since last report.)






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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (a)     Financial Statements

                 None.

         (b)     Exhibits

Exhibit Number and Brief Description

 2.1 Agreement and Plan of Reorganization dated February 2, 1995, by and between Registrant (f/k/a CapVest Internationale, Ltd.) and Chadmoore Communications, Inc.(1)
 2.2 Addendum to the Agreement and Plan of Reorganization, dated February 21, 1995, by and between Registrant (f/k/a CapVest Internationale, Ltd.) and Chadmoore Communications, Inc.(1)
 2.3 Addendum No. 2 to the Agreement and Plan of Reorganization, dated March 31, 1995, by and between Registrant (f/k/a CapVest Internationale, Ltd.) and Chadmoore Communications, Inc.(1)
 4.1     Form of Warrant Certificate, together with the Terms of Warrants(2)
 4.2     Registration Rights Agreement(3)
 4.3 Certificate of Designation of Rights and Preferences of Series A Convertible Preferred Stock of Registrant(4)
17.1     Resignation of David J. Chadwick dated April 30, 1996(5)
99.1     Item 2 of Registrant's Current Report on Form 8-K filed on
         June 28, 1996 is incorporated by reference
99.2     Item 2 of Registrant's Current Report on Form 8-K/A-1 filed on
         July 30, 1996 is incorporated by reference
99.3 The Unaudited Consolidated Financial Statements and Notes thereto contained in Registrant's Quarterly Report on Form 10-QSB for the period ended September 30, 1996 are incorporated by reference





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(1) Incorporated by reference to Exhibit 1 in Registrant's Form 8-K, under
Item 2, date of earliest event reported - February 21, 1995
(2) Incorporated by reference to Exhibit 4.1 to Registrant's Form 10-KSB for the year ended December 31, 1995
(3) Incorporated by reference to Exhibit 4.2 to Registrant's Form 10-KSB for the year ended December 31, 1995
(4) Incorporated by reference to Exhibit 3.4 to Registrant's Form 10-KSB for the year ended December 31, 1995
(5) Incorporated by reference to Exhibit 17.1 in Registrant's Form 8-K, under
Item 6, date of earliest event reported - April 30, 1996





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ITEM 9.  SALES OF EQUITY SECURITIES PURSUANT TO REGULATION S

         The following information is provided pursuant to the Securities and Exchange Commission ("SEC") Division of Corporation Finance's interpretation of the new disclosure requirements set forth in SEC Release No. 34-37801 (the "Release"), which was adopted on October 10, 1996, published in the Federal Register on October 18, 1996, and effective on November 18, 1996. Since November 3, 1996 (15 days prior to the effective date of the Release), the Registrant issued shares of its common stock pursuant to Regulation S upon conversion of debentures and exercise of options described below.

         (a) On September 9, 1996, Registrant concluded a sale to one purchaser made in accordance with Regulation S ("Regulation S") of the Securities Act of 1933, as amended. Registrant sold $3,000,000 of 8% Convertible Debentures due September 6, 1998 (the "Debenture(s)"), through a Distributor, World Capital Funding, Inc. Under the terms of the Debenture(s), Registrant is required to pay interest on the principal sum outstanding quarterly, at the rate of 8% per annum accruing from date of issuance. The Debentures were issued in denominations of $250,000. After expiration of the 40-day restricted period imposed by Regulation S and 45 days after the sale of the Debentures, the holder of the Debentures is entitled to convert one-half (1/2) of the combined principal amount of the Debentures and accrued interest into shares of common stock of the Registrant. The remaining one-half (1/2) of the original combined principal amount of the Debentures and accrued interest is convertible into common stock sixty (60) days after the sale of the Debentures at a conversion price for each share of common stock equal to seventy-two and one-half percent (72-1/2%) of the "Market Price" of the common stock. The Debenture(s) define "Market Price" as the lesser of (a) a twenty-seven and one-half percent (27-1/2%) discount of the five (5) day average closing bid price of the common stock, as reported by the National Association of Securities Dealers Electronic Bulletin Board, for the previous five (5) business days ending on the day before the conversion date, or (b) the closing bid price on the closing date of the sale of the Debenture(s). In addition, the Debentureholder is restricted from converting an amount which would cause it to exceed more than 4.99% beneficial ownership of the Registrant's common stock determined in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended. If for any reason, during the term of the Debenture(s), Regulation S is rescinded or modified so as to preclude the Debentureholder from relying on such exemption, the Debentureholder is entitled to demand registration rights for the common stock issuable upon conversion pursuant to a Registration Rights Agreement between the Registrant and the Debentureholder.

                 No material relationship exists between the Debentureholder or the Distributor, and Registrant or any of its affiliates, any director or officer of Registrant or any associate of any such director or officer.

                 In connection with the offering, the Registrant received proceeds of $2,700,000, net of placement fees of $300,000, which has been previously reported in Registrant's Quarterly Report on Form 10-QSB for the period ended September 30, 1996, incorporated by reference herein.

                 In accordance with paragraph (4)(iii)(A) of Item 601 of Regulation S-K, the instruments defining the rights of the holder(s) are not filed herewith because the debt securities are not being registered and the total amount of securities authorized thereunder do not exceed 10 percent of the total assets of the Registrant. However, the Registrant undertakes to furnish a copy of such instruments to the Commission upon request.

                 On November 7, 1996, the Debentureholder converted $250,000 in principal amount, plus accrued interest, at the conversion rate of $1.6040625 per share and was issued 155,854 and 2,118 shares of the Registrant's common stock for principal and interest, respectively. On November 9, 1996, the Debentureholder converted $250,000 in principal amount, plus accrued interest, at the conversion rate of $1.57234 per share and was issued 158,999 and 2,230 shares of the Registrant's common stock for principal





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and interest, respectively.  On December 9, 1996, the Debentureholder converted
$250,000 in principal amount, plus accrued interest, at the conversion rate of $1.15547 per share and was issued 216,362 and 4,363 shares of the Registrant's common stock for principal and interest, respectively. On December 11, 1996, the Debentureholder converted $250,000 in principal amount, plus accrued interest, at the conversion rate of $1.15094 per share and was issued 217,214 and 4,634 shares of the Registrant's common stock for principal and interest, respectively.

         (b) On June 14, 1996, the Registrant granted an option to purchase 8,323,857 shares of the Registrant's common stock for a period of ten years at an exercise price of $.50 per share, pursuant to an Offshore Securities Purchase Agreement and Stock Option Agreement valued at $29,133,499. The option was granted in conjunction with an Acquisition of Assets (the "Assets") reported in Item 2 of the Registrant's Current Report on Form 8-K filed on June 28, 1996, and amended on Form 8-K/A-1 on July 30, 1996, both of which are incorporated by reference herein. The $29,133,499 sum represented consideration previously given by the optionholder to the Registrant on June 14, 1996, in exchange for the option at the pre-determined amount of $3.50 per underlying share of the Registrant's common stock covered by the option; the balance of $.50 per share represented the remaining amount owed by the optionholder to exercise the option.

                 On November 12, 1996, the optionholder exercised 500,000 options at $.50 per share and was issued 500,000 shares of the Registrant's common stock. In addition to the consideration valued at $1,750,000 received by Registrant from the optionholder on June 14, 1996, for the 500,000 shares of the Registrant's common stock, Registrant received additional consideration valued at $250,000 for this exercise of options. Description of the consideration received is set forth in Note 11, Prepaid Options, of the Notes to Unaudited Consolidated Financial Statements filed with Registrant's Quarterly Report on Form 10-QSB for the period ended September 30, 1996, incorporated by reference herein.

                 The Registrant has obtained an independent, third-party Opinion of Valuation, which values the Assets purchased by the Registrant at an aggregate market value of $80,000,000.



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                       CHADMOORE WIRELESS GROUP, INC.


                                       By: /s/ Robert W. Moore
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                                           Robert W. Moore, President


Date: December 31, 1996





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